EXHIBIT 10.37
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                          GUARANTY AND PLEDGE AGREEMENT


            GUARANTY AND PLEDGE AGREEMENT (this "Agreement"), dated as of February 15, 2001, among DynaGen, Inc., a Delaware corporation (the "Company"), RxBazaar.com, Inc., a Delaware corporation ("Bazaar"), and the pledgors signatory hereto (collectively, the "Pledgor"), and the pledgee signatory hereto and its respective endorsees, transferees and assignees (the "Pledgee").

                              W I T N E S S E T H:
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            WHEREAS, Bazaar and the Pledgee are parties to a Securities Purchase
Agreement, of even date herewith (the "Purchase Agreement"), pursuant to which Bazaar issued and sold to the Pledgee shares of its Series A Convertible Preferred Stock (the "Bazaar Preferred Stock");

            WHEREAS, the Company and the Pledgee are parties to an Exchange and Purchase Agreement, of even date herewith (the "Exchange Agreement"), pursuant to which the Pledgee may exchange all or a portion of the Bazaar Preferred Stock for shares of the Company's 8% Series O Preferred Stock, $.001 par value per share; and

            WHEREAS, as a material inducement to the Pledgee to purchase the Bazaar Preferred Stock, the Pledgee has required and the Pledgor has agreed: (i) to unconditionally guarantee the timely and full satisfaction of all obligations of: (A) Bazaar, whether matured or unmatured, now or hereafter existing or created and becoming due and payable, under the Transaction Documents (as defined in the Purchase Agreement), to any Purchaser (as defined in the Exchange Agreement) and (B) the Company, whether matured or unmatured, now or hereafter existing or created and becoming due and payable, under the Transaction Documents (as defined in the Exchange Agreement), to any Purchaser (as defined in the Purchase Agreement) (such obligations of Bazaar and the Company are collectively the "Obligations") and (ii) to grant to the Pledgee a security interest in an aggregate of the number of shares of common stock, $0.01 par value per share, of the Company, currently owned by the Pledgor and reflected next to its signature on the signature page hereto (collectively, the "Shares"), as collateral security for Obligations. Terms used and not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

            NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, the parties hereby agree as follows:

            1. Security. As collateral security for the punctual payment and performance, when due, by the Company and Bazaar of all the Obligations, the Pledgor, hereby pledges with, hypothecates, transfers and assigns to the Pledgee all of the Shares and all proceeds, shares and other securities received, receivable or otherwise distributed in respect of or in exchange for the Shares, including, without limitation, any shares and other securities into which such Shares may be convertible or exchangeable (collectively referred to as the
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"Collateral"). Simultaneously herewith, the Pledgor shall deliver to the Pledgee the certificate(s) representing the Shares, stamped with a bank medallion guarantee, along with a stock transfer power duly executed in blank by the Pledgor, to be held by the Pledgee as security. Any other Collateral received by the Pledgor shall also be delivered to the Pledgee together with any executed stock powers or other transfer documents requested by the Pledgee, which request may be made at any time prior to the date when the Obligations shall have been paid and otherwise satisfied in full.

            2. Voting Power, Dividends, Etc. and other Agreements.

                (a) Unless and until an Event of Default (as set forth in Section 3 hereof) has occurred, the Pledgor shall be entitled to:

                    (i) exercise all voting and/or consensual powers pertaining to the Shares or other Collateral, or any part thereof, for all purposes;

                    (ii) receive and retain dividends paid with respect to the
            Shares or other Collateral; and

                    (iii) receive the benefits of any income tax deductions
            available to the Pledgor as a shareholder of the Company.

                (b) The Pledgor agrees that it will not sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of the Shares.

                (c) The Pledgor and the Company jointly and severally agree to pay all costs including all reasonable attorneys' fees and disbursements incurred by the Pledgee in enforcing this Agreement in accordance with its terms.

            3. Default and Remedies.

                (a) For the purposes of this Agreement "Event of Default" shall mean:

                    (i)default in or under any of the Obligations after the
            expiration, without cure, of any applicable cure period;

                    (ii)a breach in any material respect by the Company of any of its representations or warranties in the Transaction Documents (as defined in the Exchange Agreement);

                    (iii)a breach in any material respect by Bazaar of any of
            its representations or warranties in the Transaction Documents (as defined in the Purchase Agreement);

                    (iv) a breach in any material respect by the Pledgor of any of its representations or warranties in this Agreement; or

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                    (v) the occurrence of a Triggering Event (as defined in the
            Certificate of Designation (as defined in the Exchange Agreement)).


                (b) the Pledgee shall have the following rights upon any Event of Default:

                    (i)the rights and remedies provided by the Uniform
            Commercial Code as adopted by the State of New York (the "UCC") (as said law may at any time be amended);

                    (ii)the right to receive and retain all dividends, payments and other distributions of any kind upon any or all of the Shares or other Collateral;

                    (iii)the right to cause any or all of the Shares or other
            Collateral to be transferred to its own name or to the name of its designee and have such transfer recorded in any place or places deemed appropriate by the Pledgee; and

                    (iv) the right to sell, at a public or private sale, the
            Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the UCC (as such law may be amended from time to time). Upon any such sale the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. The Pledgee shall give the Pledgor not less than ten (10) days' written notice of its intention to make any such sale. Any such sale, shall be held at such time or times during ordinary business hours and at such place or places as the Pledgee may fix in the notice of such sale. The Pledgee may adjourn or cancel any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by the Pledgee until the selling price is paid by the purchaser thereof, but the Pledgee shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. The Pledgee, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Pledgor having been given due notice of all such action. The Pledgee shall incur no liability as a result of a sale of the Collateral or any part thereof. All proceeds of any such sale, after deducting the reasonable expenses and reasonable attorneys' fees incurred in connection with such sale, shall be applied in reduction of the Obligations, and the remainder, if any, shall be paid to the Pledgor.

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            4. Application of Proceeds; Release. The proceeds of any sale or enforcement of or against all or any part of the Collateral, and any other cash or collateral at the time held by the Pledgee hereunder, shall be applied by the Pledgee first to the payment of the reasonable costs of any such sale or enforcement, then to reimburse the Pledgee for any damages, costs or expenses incurred by the Pledgee as a result of an Event of Default, then to the payment of the principal amount or stated value (as applicable) of, and interest or dividends (as applicable) and any other payments due in respect of, the Obligations. The remainder, if any, shall be paid to the Pledgor. As used in this Agreement, "proceeds" shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of any issuer of securities included in the Collateral.

            5. Representations and Warranties.

                (a) The Pledgor hereby represents and warrants to the Pledgee that:

                    (i)the Pledgor has full power and authority and legal right to pledge the Collateral to the Pledgee pursuant to this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms;

                    (ii)the execution, delivery and performance of this
            Agreement and other instruments contemplated herein will not violate any provision of any order or decree of any court or governmental instrumentality or of any mortgage, indenture, contract or other agreement to which the Pledgor is a party or by which the Pledgor and the Collateral may be bound, and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of Pledgor's properties pursuant to the provisions of such mortgage, indenture, contract or other agreement;

                    (iii)the Pledgor is the sole record and beneficial owner of all of the Shares;

                    (iv) the Pledgor owns the Shares and other Collateral
            relating thereto pledged by it hereunder free and clear of all Liens; and

                    (v) the Pledgor is not an affiliate of the Company (as
            defined in Rule 144(a)(1) promulgated under the Securities Act of 1933, as amended (the "Securities Act")) and acquired the Shares on the date indicated next to its signature.

                (b) The Company represents and warrants to the Pledgee that:

                    (i) it has no knowledge that any of the representations or warranties of the Pledgor herein are incorrect or false in any material respect;

                    (ii) all of the Shares were validly issued, fully paid and non- assessable; and

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                    (iii) the Pledgor is the record holder of the Shares.

            6. No Waiver; No Election of Remedies. No failure on the part of the Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgee of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law. In addition, the exercise of any right or remedy of the Pledgee at law or equity or under this Agreement or any of the documents shall not be deemed to be an election of Pledgee's rights or remedies under such documents or at law or equity.

            7. Termination. This Agreement shall terminate on the date on which all Obligations have been performed, satisfied, paid or discharged in full.

            8. Further Assurances. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Agreement.

            9. Miscellaneous.

                (a) Modification. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof and specifically incorporates all prior oral and written agreements relating to the subject matter hereof. No portion or provision of this Agreement may be changed, modified, amended, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

                (b) Notice. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

             If to the Company:       DynaGen, Inc.
                                      1000 Winter Street, Suite 2700
                                      Waltham, MA 02451
                                      Facsimile No.: (781) 890-0118
                                      Attn: Chief Financial Officer

             With copies to:          Foley, Hoag & Eliot LLP
                                      One Post Office Square

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                                      Boston, Massachusetts 02109
                                      Facsimile No.: (617) 832-7000
                                      Attn: David Broadwin

             If to Bazaar:            RxBazaar.com, Inc.
                                      200 Highland Avenue, Suite 301
                                      Needham, Massachusetts 02494
                                      Facsimile No.: (781) 449 5190
                                      Attn:  Peri Onipede

             With copies to:          Chu, Ring & Hazel
                                      49 Melcher St.
                                      Boston, Massachusetts 02210
                                      Facsimile No.: (617) 443-9840
                                      Attn: Nina Ross

             If to the Pledgor:       Infusion Capital Investment Corporation,
                                      and Ocean Marketing Corporation
                                      932 Burke Street
                                      Winston Salem, NC 27101
                                      Facsimile No.: (904) 409-0043
                                      Attn: Richard Fixaris

             If to the Pledgee:       Kenilworth LLC
                                      c/o Citco Trustees (Cayman) Limited
                                      Commercial Centre
                                      P.O. Box 31106 SMB
                                      Grand Cayman, Cayman Islands
                                      British West Indies
                                      Facsimile No.: (345) 945-7566

             With copies to:          Robinson Silverman Pearce Aronsohn &
                                      Berman LLP
                                      1290 Avenue of the Americas
                                      New York, NY  10104
                                      Facsimile No.:  (212) 541-1432 and
                                                      (212) 541-4630
                                      Attn:  Eric L. Cohen, Esq.

                (c) Invalidity. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

                (d) Benefit of Agreement. This Agreement shall be binding upon and inure to the parties hereto and their respective successors and assigns.

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                (e) Mutual Agreement. This Agreement embodies the arm's length negotiation and mutual agreement between the parties hereto and shall not be construed against either party as having been drafted by it.

                (f) New York Law to Govern. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and Federal courts sitting in the city of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.




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            IN WITNESS WHEREOF, the parties hereto have caused this Guaranty and
Pledge Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                              DYNAGEN, INC.


                              By: /s/ Dhananjay G. Wadekar
                                  --------------------------------------
                                  Name: Dhananjay G. Wadekar
                                  Title: Executive Vice President

                              RXBAZAAR.COM, INC.


                              By: /s/ C. Robert Cusick
                                  --------------------------------------
                                  Name: C. Robert Cusick
                                  Title: Executive Vice President

                              PLEDGEE:

                              KENILWORTH LLC


                              By: illegible
                                  --------------------------------------
                                  Name: Navigator Management Ltd.
                                  Title: Director


                              PLEDGORS:

                              INFUSION CAPITAL INVESTMENT CORPORATION


                              By: /s/ Daniel D. Starczewski
                                  --------------------------------------
                                  Name: Daniel D. Starczewski
                                  Title: President

                              1,100,000 in March 2000; 250,000 in June 1999
                              ---------------------------------------------
                              Date on which such Shares were acquired



                              OCEAN MARKETING CORPORATION


                              By: illegible
                                  --------------------------------------
                                  Name:
                                  Title: President

                              650,000 in February 2000 through conversion of a
                              ------------------------------------------------
                              note acquired in July 1999
                              --------------------------
                              Date on which such Shares were acquired


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